SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 28, 2004 (October 22, 2004)

Arch Coal, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One CityPlace Drive, Suite 300
St. Louis, Missouri	63141

(Address of principal executive offices)	(Zip code)

Registrants’ telephone number, including area code: (314) 994-2700

Arch Western Resources, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-107569	43-1811130

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One CityPlace Drive, Suite 300
St. Louis, Missouri	63141

(Address of principal executive offices)	(Zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EX-1.1
EX-4.1
EX-4.3
EX-99.1

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     On October 19, 2004, Arch Coal, Inc. (“Arch Coal”), Arch Western Resources, LLC (“Arch Western Resources”), Arch Western Finance, LLC (“Arch Western Finance”), Triton Coal Company, LLC (“Triton”), Arch Western Bituminous Group, LLC (“Arch Western Bituminous”), Arch of Wyoming, LLC (“Arch of Wyoming” and collectively with Arch Western Finance, the “Issuers”), Mountain Coal Company, L.L.C. (“Mountain Coal”) and Thunder Basin Coal Company, L.L.C. (“Thunder Basin”) entered into a Purchase Agreement, dated October 19, 2004 (the “Purchase Agreement”), with Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (collectively, the “Representatives”), as representatives of the initial purchasers named therein, relating to the sale and issuance of $250 million in aggregate principal amount of 6¾% Senior Notes due 2013 (the “Senior Notes”) by Arch Western Finance and Arch of Wyoming. Affiliates of several of the initial purchasers, including Citigroup Global Markets Inc. and J.P. Morgan Securities Inc., are lenders under Arch Coal’s revolving credit facility or were lenders under Arch Western Resource’s former term loan facility.

     On October 22, 2004, Arch Western Resources, Arch Western Finance, Triton, Arch Western Bituminous, Arch of Wyoming, Mountain Coal, Thunder Basin entered into a First Supplemental Indenture, dated October 22, 2004 (the “First Supplemental Indenture”), with The Bank of New York, as trustee. The First Supplemental Indenture supplements the Indenture, dated as of June 25, 2003 (as supplemented by the First Supplemental Indenture, the “Indenture”), among Arch Western Resources, Arch Western Finance, Arch of Wyoming, Mountain Coal, Thunder Basin and The Bank of New York, as trustee.

     On October 22, 2004, Arch Coal, Arch Western Resources, Arch Western Finance, Triton, Arch Western Bituminous, Arch of Wyoming, Mountain Coal, Thunder Basin and the Representatives, as representatives of the initial purchasers named in the Purchase Agreement, entered into a Registration Rights Agreement, dated October 22, 2004 (the “Registration Rights Agreement”), relating to the Senior Notes.

     On October 22, 2004, the Senior Notes were issued by the Issuers pursuant to the Indenture in a transaction exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”). The Senior Notes were sold within the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States only to non-U.S. persons in reliance on Regulation S under the Securities Act.

     The Senior Notes will mature on July 1, 2013, and interest is payable on the Senior Notes on January 1 and July 1 of each year, commencing January 1, 2005.

     At any time on or after July 1, 2008, the Issuers may redeem some or all of the Senior Notes. Between July 1, 2008 and June 30, 2009, the Issuers may redeem some or all of the Senior Notes at a redemption price equal to 103.375% of the principal amount. Between July 1, 2009 and June 30, 2010, the Issuers may redeem some or all of the Senior Notes at a redemption price equal to 102.250% of the principal amount. Between July 1, 2010 and June 30, 2011, the Issuers may redeem some or all of the Senior Notes at a redemption price equal to 101.125% of the principal amount. On and after July 1, 2011, the Issuers may redeem some or all of the Senior Notes at a redemption price equal to 100% of the principal amount.

     The Indenture limits the ability of Arch Western Resources and its subsidiaries to (i) incur more debt; (ii) pay dividends and make distributions or repurchase stock; (iii) make investments; (iv) create liens; (v) issue and sell capital stock of subsidiaries; (vi) sell assets; (vii) enter into restrictions affecting the ability of restricted subsidiaries to make distributions, loans or advances to Arch Western Resources; (viii) engage in transactions with affiliates; (ix) enter into sale and leasebacks; and (x) merge or consolidate or transfer and sell assets.

     Upon a change of control involving Arch Western Resources, holders of Senior Notes have the right, as a holder of Senior Notes, to require the Issuers to repurchase all of their Senior Notes at a repurchase price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to the date of repurchase.

     The Indenture provides that events of default include: (i) failure to make the payment of any interest on the senior Notes when the same becomes due and payable, with such failure continuing for a period of 30 days; (ii) failure to make the payment of any principal of, or premium, if any, on, any of the Senior Notes when the same becomes due and payable; (iii) failure to comply with covenants or agreements in the senior Notes, the Indenture or related documents; (iv) a default by Arch Western Resources or its restricted subsidiaries under their other debt obligations that results in acceleration of the maturity of that debt, or failure to pay any such debt at maturity, in an aggregate amount greater than $25.0 million; (v) any judgment or judgments for the payment of money in an aggregate amount in excess of $25,0 million that is rendered against Arch Western Resources or any of its restricted subsidiaries and that is not waived, satisfied or discharged for any period of 30 consecutive days during which a stay of enforcement is not in effect; (vi) certain events involving bankruptcy, insolvency or reorganization of Arch Coal, Arch Western Resources, Arch Western Finance, any guarantor of the Senior Notes or any other significant subsidiary of Arch Western Resources; and (vii) any guarantee of the Senior Notes is held in any judicial proceeding to be unenforceable or invalid or ceases for any reason to be in full force and effect or any guarantor of the Senior Notes, or any person acting on behalf of any guarantor of the Senior Notes, denies or disaffirms its obligations under its guarantee.

     Pursuant to the Registration Rights Agreement, the Issuers and the guarantors of the Senior Notes will file a registration statement within 90 days after the issue date of the Senior Notes enabling noteholders to exchange the Senior Notes for publicly registered notes with substantially identical terms (except for terms relating to additional interest and transfer restrictions). The Issuers and the guarantors of the Senior Notes will use their reasonable best efforts to cause the registration statement to become effective within 180 days after the issue date of the Senior Notes and to effect an exchange offer of the senior Notes for registered notes within 225 days after the issue date of the Senior Notes. The Issuers and the guarantors of the Senior Notes will file a shelf registration statement for the resale of the Senior Notes if they cannot effect the exchange offer within the time periods listed above and in certain other circumstances.

     The description set forth above is qualified in its entirety by the Purchase Agreement, the Indenture, the form of Senior Notes and the Registration Rights Agreement, which are filed herewith as exhibits.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit 1.1	Purchase Agreement dated October 19, 2004 among Arch Coal, Inc., Arch Western Resources, LLC, Arch Western Finance, LLC, Triton Coal Company, LLC, Arch Western Bituminous Group, LLC, Arch of Wyoming, LLC, Mountain Coal Company, L.L.C. and Thunder Basin Coal Company, L.L.C. and Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as representatives of the initial purchasers named therein (filed herewith).

Exhibit 4.2	Registration Rights Agreement dated October 22, 2004 among Arch Coal, Inc., Arch Western Resources, LLC, Arch Western Finance, LLC, Triton Coal Company, LLC, Arch Western Bituminous Group, LLC, Arch of Wyoming, LLC, Mountain Coal Company, L.L.C. and Thunder Basin Coal Company, L.L.C. and Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as representatives of the initial purchasers named therein (filed herewith).

Exhibit 4.3	Indenture dated June 25, 2004 among Arch Western Finance, LLC, Arch Western Resources, LLC, Arch of Wyoming, LLC, Mountain Coal Company, L.L.C., Thunder Basin Coal Company, L.L.C. and The Bank of New York, as trustee (incorporated herein by reference to exhibit 4.1 to the Registration Statement on Form S-4 (File No. 333-107569) filed by

Arch Western Finance, LLC, Arch Western Resources, LLC, Arch of Wyoming, LLC, Mountain Coal Company, L.L.C. and Thunder Basin Coal Company, L.L.C. on August 1, 2003).

Exhibit 4.4	First Supplemental Indenture dated October 22, 2004 among Arch Western Finance, LLC, Arch Western Resources, LLC, Arch of Wyoming, LLC, Arch Western Bituminous Group, LLC, Mountain Coal Company, L.L.C., Thunder Basin Coal Company, L.L.C., Triton Coal Company, LLC, and The Bank of New York, as trustee (filed herewith).

Exhibit 4.5	Form of 6¾% Senior Notes due 2013 with attached Guarantees (included in Exhibit 4.2 hereto).

Exhibit 99.1	Press Release dated October 22, 2004 (filed herewith).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2004	ARCH COAL, INC.
	By:	/s/ JANET L. HORGAN
Janet L. Horgan
Assistant General Counsel and Assistant General Secretary